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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 27, 1998 included in the Form 10-K of The Houston Exploration Company for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.





ARTHUR ANDERSEN LLP
New York, New York
April 15, 1998